U. S. SECURITIES AND EXCHANGE
                        COMMISSION Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                                 March 23, 2006




                CAPITAL REALTY INVESTORS-III LIMITED PARTNERSHIP
             Organized pursuant to the Laws of the State of Maryland




                         Commission File Number 0-11962

       Internal Revenue Service Employer Identification Number 52-1311532

           11200 Rockville Pike, Suite 500, Rockville, Maryland 20852

                                 (301) 468-9200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     _    Written communications pursuant to Rule 425 under the Securities Act

     _    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     _ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     _ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry Into Material Definitive Agreements

A.   Arboretum.

     On March 1, 2006, the Registrant and one of its affiliates entered into a material definitive agreement not made in the ordinary course of business of the Registrant. This consisted of a Partnership Interest Purchase Agreement with H. William Walter, Matthew J. Walter, David W. Walter and Steven J. Perkins (collectively, the "Buyers") to sell partnership interests in Arboretum Villages Limited Partnership (a "Local Partnership"), which owns a multifamily apartment rental complex in Lisle, Illinois. The sale closed on March 2, 2006. The sale was in furtherance of the plan of liquidation of the Registrant previously disclosed in a consent solicitation statement filed by the Registrant on November 16, 2005 (the "Consent Solicitation Statement") and approved by a majority in interest of the Registrant's Limited Partners on January 20, 2006.

     One of the Buyers, H. William Walter owns ten Limited Partner units in the Registrant. He also was a 1.0% General Partner in the Local Partnership. There is no other material relationship between the Registrant or its affiliates and any of the Buyers. The Managing General Partner of the Registrant approached the Buyers with the possibility of purchasing the interests in connection with the liquidation of Registrant.

     The  purchase  price of  $6,988,753  offered  for the  Registrant's  98.99%
limited partner interest in the Local Partnership was consistent with the estimated purchase price used to calculate the range of values upon liquidation, which were previously provided by the Registrant in its Consent Solicitation Statement.

     The Registrant and an affiliate of Registrant's Managing General Partner, C.R.I., Inc., owned 99% of the outstanding interests in the Arboretum Local Partnership. The affiliate of Registrant received consideration in the amount of $768 for the sale of its 0.01% interest in the Local Partnership.

B.   Village Squire I, II and III.

     On March 2, 2006, two of the Local Partnerships in which the Registrant holds interests entered into a material definitive agreement not made in the ordinary course of business of the Registrant. This consisted of a Purchase Agreement with Hartman and Tyner, Inc., a Michigan corporation ("H and T"), to sell the multifamily apartment rental complexes in Canton, Michigan owned by Village Squire Apartments and Village Squire Apartments No. 3. The sale is in furtherance of the plan of liquidation of the Registrant previously disclosed in the Consent Solicitation Statement and approved by a majority in interest of the Registrant's Limited Partners. The sale is scheduled to close in mid-June, 2006, although there can be no assurance that the sale will be consummated.

     H and T owns no Limited Partner units in the Registrant. There is no other material relationship between the Registrant or its affiliates and H and T. The Managing General Partner of the Registrant approached H and T with the possibility of purchasing the interests in connection with the liquidation of the Registrant.

     The purchase price offered is somewhat below the estimated purchase price for the Village Squire Local Partnerships' properties used to calculate the range of values upon liquidation, which were previously provided by the Registrant in its Consent Solicitation Statement. At the time the Consent Solicitation Statement was filed, the properties had been under contract to a different purchaser, which had offered a premium in the hope of getting the properties re-zoned for commercial use. That prospective purchaser terminated the contract within the inspection period. The Registrant's Managing General
Partner then re-marketed the properties and received two offers for the aggregate amount of $20,000,000 each.

     The Village Squire properties are owned by two Michigan co-partnerships. The registrant holds a 99% limited partner interest in a 98.99% general partner of each entity. An affiliate of Registrant's Managing General Partner, C.R.I., Inc., owns a 0.01% general partner interest in the Village Squire I and II and Village Squire III Local Partnerships and an unrelated individual owns a 1.0% general partner interest in each. Proceeds of the anticipated sales will be allocated in accordance with the respective partnership agreements.

C.   Other Properties.

     CRI is also working with potential purchasers for the sales of the Villa Mirage I and II and Windham Village properties, as well as the balance of the properties in the Registrant's portfolio, in connection with the approved plan of liquidation.


Item 2.01. Completion of Acquisition or Disposition of Assets

     The information set forth in Part A of Item 1.01 hereof with respect to the sale of partnership interests in Arboretum Villages Limited Partnership is incorporated by reference herein. A copy of the Partnership Interest Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.


Item 8.01. Other Events

     The information set forth in Part C of Item 1.01 hereof with respect to current sales efforts for the Villa Mirage I and II and Windham Village properties, as well as the balance of the properties in the Registrant's portfolio, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.   Description
-----------   -----------

   10.1       Partnership  Interest  Purchase  Agreement,  dated  as of March 1,
              2006.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAPITAL REALTY INVESTORS-III LIMITED
                                     PARTNERSHIP
                                   ---------------------------------------------
                                   (Registrant)

                                   By:  C.R.I., Inc.
                                        ----------------------------------------
                                        Managing General Partner



March 23, 2006                     By:  /s/ William B. Dockser
--------------                          ----------------------------------------
Date                                    William B. Dockser,
                                        Director, Chairman of the Board,
                                          and Treasurer
                                          (Principal Executive Officer)